Exhibit 99.2

CONFIDENTIALITY AGREEMENT

This Confidentiality Agreement (“Agreement”) is made this 4 day of December, 2017 between CORVUS GOLD NEVADA INC., a Nevada corporation, located at 9088 Ridgeline Blvd., Ste. 103 Highlands Ranch, Colorado 80129, USA (“Corvus”) and AngloGold Ashanti (USA) Exploration Inc., a Delaware corporation, having its principal place of business at 6300 South Syracuse Way, Suite 500, Centennial, CO 80111 USA (the “Viewer”).

WHEREAS the Viewer has expressed an interest in acquiring further knowledge about Corvus, Corvus’ North Bullfrog Property defined in Exhibit A (the “Property”) and Corvus’ Affiliates (as defined below), and in so doing the Viewer and/or its Affiliates, together with their respective directors, officers, employees, representatives, consultants, contractors, advisors and agents (collectively, the “Viewer Representatives”) will be reviewing information and documentation supplied to it by Corvus and/or its Affiliates and by their respective directors, officers, employees, representatives, consultants, contractors, advisors and agents (collectively, the “Corvus Representatives”), may be visiting one or more of the properties of Corvus and/or its Affiliates (including the Property), and may engage in discussions with respect to Corvus and its Affiliates with the Corvus Representatives and, in the course of such reviews, visits and discussions, the Viewer will be provided with, have access to, be entrusted with, and made aware of confidential and proprietary information regarding Corvus and its Affiliates, including their businesses and affairs and the results of work on their properties (including the Property). “Affiliates” means in relation to either of the parties, an entity (whether incorporated or unincorporated) which controls, is controlled by or is under common control with such party, whether directly or indirectly. For this purpose, “control” means the direct or indirect ownership of more than 50% of the voting interests in the entity concerned and/or the ability to appoint the majority of the board of directors of such entity and/or the ability to control, manage or influence, in fact, the business and affairs of such entity.

NOW THEREFORE THE PARTIES AGREE THAT, in consideration of Corvus providing the Viewer, its Affiliates and the Viewer Representatives with access to such confidential and proprietary information, all on the terms and conditions set forth herein, the Viewer, on its own behalf and as authorized agent for its Affiliates and the Viewer Representatives, covenants and agrees with Corvus as follows:

ARTICLE 1 - NATURE OF INFORMATION

1.1
This Agreement applies to all information and materials, whether tangible or intangible, in physical, written, oral, photographic or electronic form, and whether or not noted thereon to be, or otherwise identified as being, confidential or proprietary to Corvus and/or its Affiliates, and whether provided before, on or after the date hereof, pertaining or with respect to the business and affairs of Corvus and its Affiliates, (including, without limitation, information concerning their respective businesses, corporate status, assets, operations, activities, prospects, plans, processes, technical information, know-how, trade secrets and financial and strategic information), the identification, nature, ownership, title and attributes of any property (including the Property) and the exploration for, extraction and selling of minerals and metals from any property (including the Property), (including, without limitation, all data, records, reports, field notes, assay results, projections, geological models, geological, geophysical and geochemical surveys, sections, drill logs, calculations, resource estimates, maps, charts, photographs, samples and sample pulps, core, scoping, pre-feasibility and feasibility studies, financial projections, metallurgical studies, title documents and agreements, specifications and drawings) (collectively, the “Information”), except that this Agreement will not apply to, and “Information” will not include:

(a)	information which, as at the date hereof, has been generally disclosed in the public domain;

(b)
information which, after the date hereof, is published or otherwise becomes part of the public domain through no fault, action or inaction of the Viewer, its Affiliates or any of the Viewer Representatives;

(c)
information which the Viewer can prove was already in its possession (or in its Affiliates’ possession) prior to the date hereof and which was not acquired by the Viewer or its Affiliates, directly or indirectly, from Corvus or its Affiliates or anyone known by Viewer, after reasonable enquiry, to be under an obligation of confidentiality to Corvus or its Affiliates;

(d)	information received by the Viewer, its Affiliates or their Representatives without restriction as to disclosure from a third party who has the lawful right to disclose the same; or

(e)
information which the Viewer can prove was independently developed by the Viewer, its Affiliates or any of the Viewer Representatives without any reliance on information other than that referred to in (a) to (d) above.

If there is any uncertainty as to whether any information is Information, that information must be treated as Information unless Corvus notifies the Viewer in writing to the contrary. If the Viewer claims that information is not Information because it is excluded information under the definition of Information in this Article 1, the Viewer must reasonably demonstrate that the information is excluded under that definition. Failing such reasonable proof, as reasonably agreed to by Corvus, the information must be treated as Information.

ARTICLE 2 - AGREEMENT TO KEEP INFORMATION CONFIDENTIAL

2.1
The Viewer acknowledges the valuable, confidential and proprietary nature of the Information and will hold and keep all Information in strict confidence and will not, and will ensure that none of its Affiliates or any of the Viewer Representatives will, disclose, publish, disseminate or dispose of, or permit or suffer to be disclosed, published, disseminated or disposed of, any Information to any person, provided, however, that:

(a)
Information may be disclosed to those of the Viewer’s Affiliates and the Viewer Representatives who need to know the Information for the Permitted Purpose (as defined in Section 3.1), all of whom will be directed and required by the Viewer to treat Information confidentially pursuant to this Agreement;

(b)
the Viewer may disclose Information pursuant to the order of any government or judicial authority after giving as much prior notice to Corvus as reasonably possible, using all commercially reasonable efforts to seek confidential treatment of any disclosed Information, to the extent permitted by law, and marking Information to show that it is confidential to Corvus under the terms of this Agreement; and

(c)	any disclosure of Information may be made to which Corvus gives its prior written informed consent.

2.2
Upon written request, the Viewer shall deliver to Corvus a written record (which the Viewer shall maintain at all times) of the identity of all Affiliates and Viewer Representatives to whom it has disclosed the Information or who have been given access thereto by the Viewer and the location of all Information received by the Viewer, its Affiliates and the Viewer Representatives.

2.3	The Viewer shall:

(a)	make all reasonable, necessary and appropriate efforts to safeguard the Information against unauthorized or unlawful access and disclosure to anyone other than as permitted by this Agreement;

(b)
not copy or store any Information without the prior express written consent of Corvus (other than by standard electronic back-up system and except for such copies and storage as may reasonably be required internally by the Viewer, its Affiliates or the Viewer Representatives for the Permitted Purpose); and

(a)
in the event of any breach of this Agreement or any disclosure of any Information by the Viewer or any of its Affiliates or the Viewer Representatives other than as permitted by this Agreement (accidentally, inadvertently or otherwise), notify Corvus in writing of the nature of the breach or disclosure immediately following the discovery of the breach or disclosure.

ARTICLE 3 - USE OF INFORMATION

3.1
The Viewer, its Affiliates and the Viewer Representatives will use the Information only for the purpose of assessing the desirability of the Viewer or any of its Affiliates proposing and/or entering into a possible transaction (a “Possible Transaction”), with Corvus and/or its Affiliates concerning some or all of the assets (including the Property) or securities of Corvus and/or its Affiliates (the “Permitted Purpose”) and for no other purpose or in any way that is, directly or indirectly, detrimental to Corvus, its Affiliates, their businesses or assets or the Corvus Representatives. The Viewer acknowledges and agrees (and undertakes that its Affiliates and the Viewer Representatives will acknowledge and agree) that all Information will remain the property of Corvus and that no license or other rights to the Information is granted or is to be implied hereunder.

ARTICLE 4 - AREA OF INTEREST

4.1	For a period of one (1) year from the date of this Agreement, none of:

(a)	the Viewer;

(b)	any of its subsidiaries, associates, Affiliates or entities over which it exercises control or direction, or which exercise control or direction over it; or

(c)	any of their respective directors, officers, employees, agents or representatives,

(regardless of whether such person is a director, officer, employee, representative, agent subsidiary, affiliate or associate, or is subject to or exercises such control or direction, on the date hereof) (collectively, the “Restricted Parties”) will, directly or indirectly, purchase, acquire an interest in, stake, lease, claim, option, joint venture or otherwise acquire any interest, or right to acquire any interest, whatsoever in any real property or any mineral concessions, leases, claims or other form of mineral rights whatsoever, any part of which

(a)	lies within the external boundaries of the North Bullfrog Property as defined in Exhibit A-Property, as at the date hereof;

(b)	or, within one (1) mile of the external boundaries of the North Bullfrog Property as defined in Exhibit A — Properties, as at the date hereof (the “Area of Interest”);

(c)	or which lies within the external boundaries of the claim groups (Mother Lode, MN and ME) comprising the Mother Lode Property as defined in Exhibit A-Properties, as at the date hereof.

ARTICLE 5 - STANDSTILL

5.1
The Viewer agrees that, for a period of one (1) year from the date hereof, the Restricted Parties (including any other person or entity formed or organized for the purpose of any transaction described below in which the Restricted Parties participate), shall not, without the prior written consent of the board of directors of Corvus, directly or indirectly, in any manner:

(a)
acquire, offer or make any proposal to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any securities of Corvus that would result in the Viewer (alone or together with any third party acting jointly or in concert therewith within the meaning of applicable securities laws) beneficially owning and/or having the right to exercise control or direction, directly or indirectly, over any class of securities of Corvus, that in aggregate, represents 10% or more of the votes that may be cast by shareholders of Corvus;

(b)
acquire, offer or make any proposal to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any assets of Corvus or any of its Affiliates or direct or indirect rights to acquire any assets of Corvus or any of its Affiliates;

(c)	commence a take-over bid or exchange offer for any securities of Corvus;

(d)
seek or propose to influence or control the management or policies of Corvus, make or in any way participate, directly or indirectly, in any proxy contest with respect to the voting securities of Corvus or any solicitation of proxies to vote any voting securities of Corvus or seek to advise or influence any person or entity with respect to the voting of any voting securities of Corvus;

(e)
effect, seek, make any public announcement with respect to, or submit a proposal for or offer of (with or without conditions), any amalgamation, arrangement, merger or other business combination, restructuring, recapitalization, reorganization, liquidation, dissolution or other extraordinary transaction with respect to Corvus or any of its Affiliates or their respective securities or assets;

(f)	seek any modification to or waiver of the Viewer’s agreements and obligations under this Agreement;

(g)
enter into any discussions, negotiations, arrangements or understandings with any third party (other than Corvus and its Affiliates) with respect to any of the foregoing, or otherwise form, join or in any way engage in discussions relating to the formation or, or participate in, a group in connection with any of the foregoing;

(h)	make any public announcement with respect to the foregoing, except as may be required by applicable law or regulatory authorities;

(i)	take any initiative with respect to Corvus or its Affiliates that would reasonably be expected to require Corvus or its Affiliates to make a public announcement; or

(j)	knowingly assist, advise, encourage or agree, discuss, negotiate or otherwise act in concert with, any person in doing any of the foregoing (including by providing or arranging any financing).

5.2
The limitations and prohibitions set forth in Section 5.1 will not apply to prevent any of the Restricted Parties from announcing its intention to make, or from making, proceeding with and completing, an offer, by means of a formal take-over bid circular in accordance with applicable Canadian and United States securities laws, to acquire all of the outstanding shares of Corvus:

(a)
not less than sixteen (16) days following the making by a third party at arm’s length from, and not acting in concert with, the Viewer and/or any of the Restricted Parties, of an unsolicited take-over bid in compliance with applicable Canadian and United States securities laws for shares of Corvus which, if successfully completed, would result in the third party holding all of the shares of Corvus, unless within such sixteen (16) day period the directors of Corvus determine that the third party bid is not bona fide or the directors of Corvus recommend that the shareholders of Corvus reject such bid; or

(b)
at any time following the public announcement by Corvus of the execution by Corvus of an agreement with respect to an amalgamation, arrangement, merger, take-over bid or other similar business combination with an arm’s length third party which, if successfully completed, will result in the shareholders of Corvus receiving consideration for their shares of Corvus in the form of:

(i)	cash or securities of an arm’s length third party that are immediately convertible, or are immediately converted into, cash, or

(ii)
voting securities, or securities convertible into voting securities, of an arm’s length third party, provided that such securities represent (or would, if all converted, represent) less than 50% of the number of voting securities of such arm’s length third party to be issued and outstanding immediately following the successful completion of such business combination or bid.

5.3
In no circumstances will any announcement by or on behalf of the Viewer, or any Restricted Parties, of any intention or willingness to make an offer as contemplated by Section 5.2 be made, directly or indirectly at any time prior to the time or times set forth in Section 5.2 and, if any such announcement is made, the provisions of Section 5.2 will cease to be available to the Viewer and the Restricted Parties.

ARTICLE 6 — NON SOLICITATION

6.1
Without Corvus’ prior written consent, neither the Viewer, its Affiliates nor any Viewer Representative will, for a period commencing on the date hereof and ending one (1) year from the date hereof, directly or indirectly, solicit for the purposes of employment or consultation, any employee of Corvus or any of its Affiliates provided, however, that the hiring or soliciting of such persons who have responded to general advertisements not specifically targeted at such person will not be considered a violation of this Section 6.1.

ARTICLE 7 - RETURN OR DESTRUCTION OF INFORMATION

7.1
If any physical Information or copies of any Information (whether in written, photographic, electronic or any other format) is furnished by, or on behalf of, Corvus to the Viewer, its Affiliates or the Viewer Representatives, the Viewer will promptly, on demand, return to Corvus or destroy (and will procure that its Affiliates and the Viewer Representatives so return and destroy) all such Information so furnished without retaining any copies thereof. The Viewer will, and will procure that each of its Affiliates and the Viewer Representatives will, keep confidential and make no use, detrimental in any way to Corvus or any of its Affiliates, of any analyses, compilations, studies, reviews, calculations or other documents prepared for the internal use of the Viewer, its Affiliates or the Viewer Representatives and which reflect or are based in whole or in any part upon any Information.

ARTICLE 8 - ABSENCE OF REPRESENTATIONS OR WARRANTIES

8.1
Other than that, it has the lawful right to disclose the Information to the Viewer, Corvus makes no representations or warranties of any kind whatsoever, express or implied, written or oral, with respect to the Information including, without limitation, as to:

(a)
the completeness, accuracy or reliability of any Information or of any other statement, written or oral, made to the Viewer, its Affiliates or the Viewer Representatives with respect to the Information or any property (including the Property); or

(b)	the boundaries, title, mineral resources or reserves, or value of any property (including the Property) or any of the mineral rights therein or thereto.

For greater certainty, Corvus shall only be bound by specific representations and warranties made in a definitive agreement, if any, entered into regarding a Possible Transaction.

8.2	The Viewer acknowledges that the Information may:

(a)	have been prepared without any particular standard of care;

(b)	be speculative;

(c)	be based on assumptions (stated or unstated) which may not be realised; and

(d)	contain material which has not been audited or verified.

8.3
To the maximum extent permitted by law, Corvus will not be liable to the Viewer, its Affiliates or the Viewer Representatives or any other person in relation to the use of the Information by the Viewer, its Affiliates or the Viewer Representatives, or any other person. The Viewer agrees that it will rely solely on its own appraisals, assessments and estimates as to the extent, nature. and value of, and potential mineral resources of, Corvus and its Affiliates’ properties (including the Property) and upon its own geologic, engineering and financial interpretations related thereto.

ARTICLE 9 - INDEMNITY

9.1
The Viewer will defend, indemnify and hold Corvus, and each of its Affiliates and each of the Corvus Representatives, harmless from any and all liability or damages arising from the Viewer’s, its Affiliates’ and the Viewer Representatives’ receipt and review of the Information or from unauthorized disclosure of the Information by the Viewer, its Affiliates or the Viewer Representatives to a third party.

9.2	The Viewer will further defend, indemnify, and hold Corvus, and each of its Affiliates and each of the Corvus Representatives, harmless from any and all liability arising:

(a)
from injury to person or property of the Viewer, its Affiliates or any of the Viewer Representatives incurred during the course of any visit to any property of the Viewer or its Affiliates (including the Property), arising from the wilful act or omission to act by Corvus, its Affiliates or any of the Corvus Representatives, or otherwise, other than gross negligence or wilful misconduct; or

(b)
from injury to person or property of Corvus, its Affiliates or any of the Corvus Representatives, or any third party, arising from gross negligence or wilful misconduct of the Viewer, its Affiliates or any of the Viewer Representatives.

9.3
The Viewer agrees to comply, and to cause each of the Viewer’s Affiliates and the Viewer Representatives to comply, with all applicable federal, state and local health and safety laws and regulations, and the rules and requirements of Corvus’ safety and health program (provided Corvus advises the Viewer of such programs prior to participating in any site visit), during the course of any such visit.

ARTICLE 10 - ACTION TO PROHIBIT RELEASE OF INFORMATION

10.1
If the Information or any part of the Information is published, disclosed, disseminated or disposed of to any person by the Viewer, its Affiliates or the Viewer Representatives, or the Viewer, the Viewer’s Affiliates or the Viewer Representatives take, or propose to take, any actions contrary to the terms of this Agreement, the Viewer will, at the reasonable direction of Corvus and at the Viewer’s own cost and expense, take all steps necessary, including legal action, to prohibit such person from using or dealing with that Information or to prevent such actions from being taken, and the Viewer will defend, indemnify and hold harmless Corvus if it becomes necessary for Corvus to take any steps, including legal action, to prohibit such person from using or dealing with that Information or to prevent such actions from being taken.

ARTICLE 11 - ADDITIONAL RIGHTS

11.1	This Agreement is in addition to, and not in substitution for or in derogation of, the common law rights of Corvus with respect to the Information.

ARTICLE 12 - REASONABLENESS OF AGREEMENT

12.1
The Viewer agrees that the restrictions contained in this Agreement are reasonable and necessary in order to protect the legitimate business interests of Corvus and that, but for the execution of this Agreement and the obligations of the Viewer, its Affiliates and the Viewer Representatives hereunder, Corvus would not have disclosed any Information to the Viewer, its Affiliates and/or the Viewer Representatives.

ARTICLE 13 - ADDITIONAL REMEDIES

13.1
The Viewer acknowledges and agrees that a breach by the Viewer, its Affiliates and/or the Viewer Representatives, of any of the covenants herein contained would result in significant and material damages to Corvus and its shareholders and that Corvus would not be adequately compensated for such damages by a monetary award. Accordingly, the Viewer agrees that, in the event of any such breach, in addition to all other remedies available to Corvus at law or in equity, Corvus will be entitled, as a matter of right, to apply to a court of competent jurisdiction for such relief by way of restraining order, injunction, decree or otherwise, as may be appropriate, to ensure compliance with the provisions of this Agreement by the Viewer, its Affiliates and/or the Viewer Representatives.

ARTICLE 14 - SEVERABILITY

14.1
If any covenant or provision herein is determined to be void or unenforceable in whole or in part, it will be severable from and will not be deemed to affect or impair the enforceability or validity of any other covenant or provision of this Agreement or any part thereof, the parties hereby confirming and agreeing that they would have entered into this Agreement without such covenant or provision having been included.

ARTICLE 15 - ENTIRE AGREEMENT, NO WAIVER

15.1
This Agreement contains the entire agreement and understanding by and between Corvus and the Viewer with respect to the subject matter hereof and no representations, promises, agreements or understandings, written or oral, express or implied, not contained in this Agreement, will be valid or binding unless in writing and signed by the party intended to be bound. No waiver of any provision of this Agreement will be valid unless it is in writing and signed by the party against whom the waiver is sought to be enforced. No valid waiver of any provision of this Agreement at any time will be deemed to be a waiver of any other provision of this Agreement at any time.

15.2
For greater certainty, this Agreement shall replace and supersede any and all confidentiality agreements entered into prior to the date hereof between Corvus and/or any of its Affiliates and the Viewer and/or any of its Affiliates and shall govern any and all Information whether provided before, on or after the date hereof.

ARTICLE 16 - ASSIGNMENT, AMENDMENT

16.1
No modification, variation or amendment of this Agreement will be of any force unless it is in writing and duly executed by each of the parties. No party may assign any of its rights and obligations under this Agreement without the prior written consent of the other party, which may be unreasonably withheld for any reason or no reason. This Agreement will be binding upon and will endure to the benefit of Corvus (and its Affiliates) and the Viewer and their respective successors and permitted assigns.

ARTICLE 17 - NO FIDUCIARY RELATIONSHIP

17.1	Nothing in this Agreement will create a fiduciary or similar relationship between Corvus (or any of its Affiliates) and the Viewer (or any of its Affiliates).

ARTICLE 18 - NOTICES

18.1
Any notices required or permitted under this Agreement will be in writing and will be given by either first class registered mail, return receipt requested, or by personal delivery during normal business hours, or by recognized international commercial courier (such as DHL or Federal Express) in each case to the addresses for each party listed on page 1 hereof.  Any such notices will be deemed to have been given and received, if mailed, on the tenth (10th) business day after the deposit thereof in any post office in Canada or the United States (except in the case of a postal disruption, in which case notices must be given by personal delivery, even if previously sent by mail) or, if given by personal delivery, upon the date of delivery thereof.

Any such notices will be deemed to have been given and received, if mailed, on the tenth (10th) business day after the deposit thereof in any post office in Canada or the United States (except in the case of a postal disruption, in which case notices must be given by personal delivery, even if previously sent by mail) or, if given by personal delivery, upon the date of delivery thereof.

ARTICLE 19 - GOVERNING LAW

19.1
This Agreement will be governed by and construed in accordance with the laws of Nevada and the federal laws of the USA applicable therein, and any proceeding relating to or arising as a consequence of this Agreement will be commenced or maintained only in the courts of Nevada, USA.

ARTICLE 20 - TERM

20.1
Unless terminated earlier by notice from Corvus to the Viewer, this Agreement will be effective from the date hereof and will remain in full force and effect until a period of one (1) year after the date hereof, following which this Agreement and all obligations of the parties hereto shall terminate, other than the obligations of the Viewer, its Affiliates and the Viewer Representatives pursuant to Articles 2, 3, 4, 5, 6, 7, 9, 10, 13 and 19 hereunder which shall continue notwithstanding such termination.

ARTICLE 21 — NO DISCLOSURE

21.1
Except as required by applicable law or regulatory authorities, the Viewer, its Affiliates and the Viewer Representatives, will not, without Corvus’ prior written consent, disclose to any person the fact that the Information has been made available, that this Agreement has been entered into or that discussions or negotiations may be taking place concerning a Possible Transaction, including the terms or status thereof.

ARTICLE 22 — TRADING IN SECURITIES

22.1
The Viewer acknowledges and agrees that access by the Viewer, its Affiliates and/or the Viewer Representatives to the Information may provide the Viewer, its Affiliates and the Viewer Representatives with material information concerning Corvus and its Affiliates which has not been publicly disclosed. Accordingly, the Viewer, its Affiliates and the Viewer Representatives may be subject to applicable securities laws, including laws which would restrict their ability to trade in any of the Viewer’s securities. The Viewer acknowledges and agrees that it is aware of such laws and agrees to fully comply with such laws and to instruct its Affiliates and the Viewer Representatives to comply with such laws.

ARTICLE 23 — FACSIMILE AND COUNTERPARTS

This Agreement may be executed and delivered by facsimile or e-mail of a PDF document. A facsimile or e-mail of a PDF document with signature shall have the same legal effect as a manual signature. This Agreement may be validly executed in any number of counterparts, all of which taken together shall constitute one and the same Agreement and each of which shall constitute an original.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement by their duly authorized signatories in that behalf

CORVUS GOLD NEVADA INC.

By:	/s/ Jeffrey A. Pontius
Authorized Signatory
	Name:	Jeffrey A. Pontius
	Title:	Chief Executive Officer

ANGLOGOLD (USA) EXPLORATION INC.

By:	/s/ Timothy G. Thompson
Authorized Signatory
	Name:	Timothy G. Thompson
	Title:	VP

[The rest of the page is intentionally left blank.]

EXHIBIT “A” — PROPERTY

NORTH BULLFROG PROPERTY HOLDINGS

Corvus Gold Nevada Inc. owns 100% of the North Bullfrog Property located in Nye County, NV approximately 6 miles north of the community of Beatty and immediately west of Highway 95. The property consists of Federal mining claims and private land leases which are listed in the Table A-1 and A-2, respectively. Figure Al shows the property boundary with the extent of the Federal mining claims (blue lines) and the private land leases (red lines) superimposed on a land image.

Figure A-1 Map of North Bullfrog Property boundary showing areas of Federal mining claims and private land leases listed in Table A-1 and A-2, and grid locations in the Universal Transverse Mercator NAD83 Zone 11 coordinate system.

Table A-1 List of Federal mining claims comprising the North Bullfrog Property, Nye County Nevada

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB1	922928
Corvus Gold Nevada Inc.	NB2	922929
Corvus Gold Nevada Inc.	NB3	922930
Corvus Gold Nevada Inc.	NB4	922931
Corvus Gold Nevada Inc.	NB5	922932

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB6	922933
Corvus Gold Nevada Inc.	NB7	922934
Corvus Gold Nevada Inc.	NB8	922935
Corvus Gold Nevada Inc.	NB9	922936
Corvus Gold Nevada Inc.	NB10	922937
Corvus Gold Nevada Inc.	NB11	922938
Corvus Gold Nevada Inc.	NB12	922939
Corvus Gold Nevada Inc.	NB13	922940
Corvus Gold Nevada Inc.	NB14	922941
Corvus Gold Nevada Inc.	NB15	922942
Corvus Gold Nevada Inc.	NB16	922943
Corvus Gold Nevada Inc.	NB17	922944
Corvus Gold Nevada Inc.	NB18	922945
Corvus Gold Nevada Inc.	NB19	922946
Corvus Gold Nevada Inc.	NB20	922947
Corvus Gold Nevada Inc.	NB21	922948
Corvus Gold Nevada Inc.	NB22	922949
Corvus Gold Nevada Inc.	NB23	922950
Corvus Gold Nevada Inc.	NB24	922951
Corvus Gold Nevada Inc.	NB25	922952
Corvus Gold Nevada Inc.	NB26	922953
Corvus Gold Nevada Inc.	NB27	922954
Corvus Gold Nevada Inc.	NB28	922955
Corvus Gold Nevada Inc.	NB29	922956
Corvus Gold Nevada Inc.	NB30	922957
Corvus Gold Nevada Inc.	NB31	922958
Corvus Gold Nevada Inc.	NB32	922959
Corvus Gold Nevada Inc.	NB33	922960
Corvus Gold Nevada Inc.	NB34	922961
Corvus Gold Nevada Inc.	NB35	922962
Corvus Gold Nevada Inc.	NB36	922963
Corvus Gold Nevada Inc.	NB37	922964
Corvus Gold Nevada Inc.	NB38	922965
Corvus Gold Nevada Inc.	NB39	922966
Corvus Gold Nevada Inc.	NB40	922967
Corvus Gold Nevada Inc.	NB41	922968
Corvus Gold Nevada Inc.	NB42	922969
Corvus Gold Nevada Inc.	NB43	922970
Corvus Gold Nevada Inc.	NB44	922971

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB45	922972
Corvus Gold Nevada Inc.	NB46	922973
Corvus Gold Nevada Inc.	NB47	922974
Corvus Gold Nevada Inc.	NB48	922975
Corvus Gold Nevada Inc.	NB49	922976
Corvus Gold Nevada Inc.	NB50	922977
Corvus Gold Nevada Inc.	NB51	922978
Corvus Gold Nevada Inc.	NB52	922979
Corvus Gold Nevada Inc.	NB53	922980
Corvus Gold Nevada Inc.	NB54	922981
Corvus Gold Nevada Inc.	NB55	922982
Corvus Gold Nevada Inc.	NB56	922983
Corvus Gold Nevada Inc.	NB57	922984
Corvus Gold Nevada Inc.	NB58	922985
Corvus Gold Nevada Inc.	NB59	922986
Corvus Gold Nevada Inc.	NB60	922987
Corvus Gold Nevada Inc.	NB61	922988
Corvus Gold Nevada Inc.	NB62	922989
Corvus Gold Nevada Inc.	NB63	922990
Corvus Gold Nevada Inc.	NB64	922991
Corvus Gold Nevada Inc.	NB65	922992
Corvus Gold Nevada Inc.	NB66	922993
Corvus Gold Nevada Inc.	NB67	922994
Corvus Gold Nevada Inc.	NB68	922995
Corvus Gold Nevada Inc.	NB69	922996
Corvus Gold Nevada Inc.	NB70	922997
Corvus Gold Nevada Inc.	NB71	922998
Corvus Gold Nevada Inc.	NB72	922999
Corvus Gold Nevada Inc.	NB73	923000
Corvus Gold Nevada Inc.	NB74	923001
Corvus Gold Nevada Inc.	NB75	923002
Corvus Gold Nevada Inc.	NB76	923003
Corvus Gold Nevada Inc.	NB77	923004
Corvus Gold Nevada Inc.	NB78	923005
Corvus Gold Nevada Inc.	NB79	923006
Corvus Gold Nevada Inc.	NB80	923007
Corvus Gold Nevada Inc.	NB81	923008
Corvus Gold Nevada Inc.	NB82	923009
Corvus Gold Nevada Inc.	NB83	923010

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB84	923011
Corvus Gold Nevada Inc.	NB85	923012
Corvus Gold Nevada Inc.	NB86	923013
Corvus Gold Nevada Inc.	NB87	923014
Corvus Gold Nevada Inc.	NB88	923015
Corvus Gold Nevada Inc.	NB89	923016
Corvus Gold Nevada Inc.	NB90	923017
Corvus Gold Nevada Inc.	NB91	923018
Corvus Gold Nevada Inc.	NB92	923019
Corvus Gold Nevada Inc.	NB93	923020
Corvus Gold Nevada Inc.	NB94	923021
Corvus Gold Nevada Inc.	NB95	923022
Corvus Gold Nevada Inc.	NB96	923023
Corvus Gold Nevada Inc.	NB97	923024
Corvus Gold Nevada Inc.	NB98	923025
Corvus Gold Nevada Inc.	NB99	923026
Corvus Gold Nevada Inc.	NB100	923027
Corvus Gold Nevada Inc.	NB101	923028
Corvus Gold Nevada Inc.	NB102	923029
Corvus Gold Nevada Inc.	NB103	923030
Corvus Gold Nevada Inc.	NB104	923031
Corvus Gold Nevada Inc.	NB105	923032
Corvus Gold Nevada Inc.	NB106	923033
Corvus Gold Nevada Inc.	NB107	923034
Corvus Gold Nevada Inc.	NB108	923035
Corvus Gold Nevada Inc.	NB109	923036
Corvus Gold Nevada Inc.	NB110	923037
Corvus Gold Nevada Inc.	NB111	923038
Corvus Gold Nevada Inc.	NB112	923039
Corvus Gold Nevada Inc.	NB113	923040
Corvus Gold Nevada Inc.	NB114	923041
Corvus Gold Nevada Inc.	NB115	923042
Corvus Gold Nevada Inc.	NB116	923043
Corvus Gold Nevada Inc.	NB117	923044
Corvus Gold Nevada Inc.	NB118	923045
Corvus Gold Nevada Inc.	NB119	923046
Corvus Gold Nevada Inc.	NB120	923047
Corvus Gold Nevada Inc.	NB121	923048
Corvus Gold Nevada Inc.	NB122	923049

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB123	923050
Corvus Gold Nevada Inc.	NB124	923051
Corvus Gold Nevada Inc.	NB125	923052
Corvus Gold Nevada Inc.	NB126	923053
Corvus Gold Nevada Inc.	NB127	923054
Corvus Gold Nevada Inc.	NB128	923055
Corvus Gold Nevada Inc.	NB129	923056
Corvus Gold Nevada Inc.	NB130	923057
Corvus Gold Nevada Inc.	NB131	923058
Corvus Gold Nevada Inc.	NB132	923059
Corvus Gold Nevada Inc.	NB133	923060
Corvus Gold Nevada Inc.	NB134	923061
Corvus Gold Nevada Inc.	NB135	923062
Corvus Gold Nevada Inc.	NB136	923063
Corvus Gold Nevada Inc.	NB137	923064
Corvus Gold Nevada Inc.	NB138	923065
Corvus Gold Nevada Inc.	NB139	923066
Corvus Gold Nevada Inc.	NB140	923067
Corvus Gold Nevada Inc.	NB141	923068
Corvus Gold Nevada Inc.	NB142	923069
Corvus Gold Nevada Inc.	NB143	923070
Corvus Gold Nevada Inc.	NB144	923071
Corvus Gold Nevada Inc.	NB145	923072
Corvus Gold Nevada Inc.	NB146	923073
Corvus Gold Nevada Inc.	NB147	923074
Corvus Gold Nevada Inc.	NB148	923075
Corvus Gold Nevada Inc.	NB149	923076
Corvus Gold Nevada Inc.	NB150	943108
Corvus Gold Nevada Inc.	NB-151A	1078379
Corvus Gold Nevada Inc.	NB152	943110
Corvus Gold Nevada Inc.	NB153	943111
Corvus Gold Nevada Inc.	NB154	943112
Corvus Gold Nevada Inc.	NB-155A	1078381
Corvus Gold Nevada Inc.	NB156	943114
Corvus Gold Nevada Inc.	NB157	943115
Corvus Gold Nevada Inc.	NB158	943116
Corvus Gold Nevada Inc.	NB159	943117
Corvus Gold Nevada Inc.	NB160	943118
Corvus Gold Nevada Inc.	NB161	943119

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB162	989863
Corvus Gold Nevada Inc.	NB163	989864
Corvus Gold Nevada Inc.	NB164	989865
Corvus Gold Nevada Inc.	NB165	989866
Corvus Gold Nevada Inc.	NB166	989867
Corvus Gold Nevada Inc.	NB167	989868
Corvus Gold Nevada Inc.	NB168	989869
Corvus Gold Nevada Inc.	NB169	989870
Corvus Gold Nevada Inc.	NB170	989871
Corvus Gold Nevada Inc.	NB171	989872
Corvus Gold Nevada Inc.	NB172	989873
Corvus Gold Nevada Inc.	NB173	989874
Corvus Gold Nevada Inc.	NB174	989875
Corvus Gold Nevada Inc.	NB175	989876
Corvus Gold Nevada Inc.	NB176	989877
Corvus Gold Nevada Inc.	NB177	989878
Corvus Gold Nevada Inc.	NB178	989879
Corvus Gold Nevada Inc.	NB179	989880
Corvus Gold Nevada Inc.	NB180	989881
Corvus Gold Nevada Inc.	NB181	989882
Corvus Gold Nevada Inc.	NB182	989883
Corvus Gold Nevada Inc.	NB183	989884
Corvus Gold Nevada Inc.	NB184	989885
Corvus Gold Nevada Inc.	NB185	989886
Corvus Gold Nevada Inc.	NB186	989887
Corvus Gold Nevada Inc.	NB187	989888
Corvus Gold Nevada Inc.	NB188	989889
Corvus Gold Nevada Inc.	NB189	989890
Corvus Gold Nevada Inc.	NB190	989891
Corvus Gold Nevada Inc.	NB191	989892
Corvus Gold Nevada Inc.	NB192	989893
Corvus Gold Nevada Inc.	NB193	989894
Corvus Gold Nevada Inc.	NB194	989895
Corvus Gold Nevada Inc.	NB195	989896
Corvus Gold Nevada Inc.	NB196	989897
Corvus Gold Nevada Inc.	NB197	989898
Corvus Gold Nevada Inc.	NB198	989899
Corvus Gold Nevada Inc.	NB199	989900
Corvus Gold Nevada Inc.	NB200	989901

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB201	989902
Corvus Gold Nevada Inc.	NB202	989903
Corvus Gold Nevada Inc.	NB203	989904
Corvus Gold Nevada Inc.	NB204	989905
Corvus Gold Nevada Inc.	NB205	989906
Corvus Gold Nevada Inc.	NB206	989907
Corvus Gold Nevada Inc.	NB207	989908
Corvus Gold Nevada Inc.	NB208	989909
Corvus Gold Nevada Inc.	NB209	989910
Corvus Gold Nevada Inc.	NB210	989911
Corvus Gold Nevada Inc.	NB211	989912
Corvus Gold Nevada Inc.	NB212	989913
Corvus Gold Nevada Inc.	NB213	989914
Corvus Gold Nevada Inc.	NB 214	1069332
Corvus Gold Nevada Inc.	NB 215	1069333
Corvus Gold Nevada Inc.	NB 216	1069334
Corvus Gold Nevada Inc.	NB 217	1069335
Corvus Gold Nevada Inc.	NB 218	1069336
Corvus Gold Nevada Inc.	NB 219	1069337
Corvus Gold Nevada Inc.	NB 220	1069338
Corvus Gold Nevada Inc.	NB 221	1069339
Corvus Gold Nevada Inc.	NB 222	1069340
Corvus Gold Nevada Inc.	NB 223	1069341
Corvus Gold Nevada Inc.	NB 224	1069342
Corvus Gold Nevada Inc.	NB 225	1069343
Corvus Gold Nevada Inc.	NB 226	1069344
Corvus Gold Nevada Inc.	NB 227	1069345
Corvus Gold Nevada Inc.	NB 228	1069346
Corvus Gold Nevada Inc.	NB 229	1069347
Corvus Gold Nevada Inc.	NB 230	1069348
Corvus Gold Nevada Inc.	NB 231	1069349
Corvus Gold Nevada Inc.	NB 232	1069350
Corvus Gold Nevada Inc.	NB 233	1069351
Corvus Gold Nevada Inc.	NB 234	1069352
Corvus Gold Nevada Inc.	NB 235	1069353
Corvus Gold Nevada Inc.	NB 236	1069354
Corvus Gold Nevada Inc.	NB 237	1069355
Corvus Gold Nevada Inc.	NB 238	1069356
Corvus Gold Nevada Inc.	NB 239	1069357

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB 240	1069358
Corvus Gold Nevada Inc.	NB 241	1069359
Corvus Gold Nevada Inc.	NB 242	1069360
Corvus Gold Nevada Inc.	NB 243	1069361
Corvus Gold Nevada Inc.	NB 244	1069362
Corvus Gold Nevada Inc.	NB 245	1069363
Corvus Gold Nevada Inc.	NB 246	1069364
Corvus Gold Nevada Inc.	NB 247	1069365
Corvus Gold Nevada Inc.	NB 248	1069366
Corvus Gold Nevada Inc.	NB 249	1069367
Corvus Gold Nevada Inc.	NB 250	1069368
Corvus Gold Nevada Inc.	NB 251	1069369
Corvus Gold Nevada Inc.	NB 252	1069370
Corvus Gold Nevada Inc.	NB 253	1069371
Corvus Gold Nevada Inc.	NB 254	1069372
Corvus Gold Nevada Inc.	NB 255	1069373
Corvus Gold Nevada Inc.	NB 256	1069374
Corvus Gold Nevada Inc.	NB 257	1069375
Corvus Gold Nevada Inc.	NB 258	1069376
Corvus Gold Nevada Inc.	NB 259	1069377
Corvus Gold Nevada Inc.	NB 260	1069378
Corvus Gold Nevada Inc.	NB 261	1069379
Corvus Gold Nevada Inc.	NB 262	1069380
Corvus Gold Nevada Inc.	NB 263	1069381
Corvus Gold Nevada Inc.	NB 264	1069382
Corvus Gold Nevada Inc.	NB 265	1069383
Corvus Gold Nevada Inc.	NB 266	1069384
Corvus Gold Nevada Inc.	NB 267	1069385
Corvus Gold Nevada Inc.	NB 268	1069386
Corvus Gold Nevada Inc.	NB 269	1069387
Corvus Gold Nevada Inc.	NB 270	1069388
Corvus Gold Nevada Inc.	NB 271	1069389
Corvus Gold Nevada Inc.	NB 272	1069390
Corvus Gold Nevada Inc.	NB 273	1069391
Corvus Gold Nevada Inc.	NB 274	1069392
Corvus Gold Nevada Inc.	NB 275	1069393
Corvus Gold Nevada Inc.	NB 276	1069394
Corvus Gold Nevada Inc.	NB 277	1069395
Corvus Gold Nevada Inc.	NB 278	1069396

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB 279	1069397
Corvus Gold Nevada Inc.	NB 280	1069398
Corvus Gold Nevada Inc.	NB 281	1069399
Corvus Gold Nevada Inc.	NB 282	1069400
Corvus Gold Nevada Inc.	NB 283	1069401
Corvus Gold Nevada Inc.	NB 284	1069402
Corvus Gold Nevada Inc.	NB 285	1069403
Corvus Gold Nevada Inc.	NB 286	1069404
Corvus Gold Nevada Inc.	NB 287	1069405
Corvus Gold Nevada Inc.	NB 288	1069406
Corvus Gold Nevada Inc.	NB 289	1069407
Corvus Gold Nevada Inc.	NB 290	1069408
Corvus Gold Nevada Inc.	NB 291	1069409
Corvus Gold Nevada Inc.	NB 292	1069410
Corvus Gold Nevada Inc.	NB 293	1069411
Corvus Gold Nevada Inc.	NB 294	1069412
Corvus Gold Nevada Inc.	NB 295	1069413
Corvus Gold Nevada Inc.	NB 296	1069414
Corvus Gold Nevada Inc.	NB 297	1069415
Corvus Gold Nevada Inc.	NB 298	1069416
Corvus Gold Nevada Inc.	NB 299	1069417
Corvus Gold Nevada Inc.	NB 300	1069418
Corvus Gold Nevada Inc.	NB 301	1069419
Corvus Gold Nevada Inc.	NB 302	1069420
Corvus Gold Nevada Inc.	NB 303	1069421
Corvus Gold Nevada Inc.	NB 304	1069422
Corvus Gold Nevada Inc.	NB 305	1069423
Corvus Gold Nevada Inc.	NB 306	1069424
Corvus Gold Nevada Inc.	NB 307	1069425
Corvus Gold Nevada Inc.	NB 308	1069426
Corvus Gold Nevada Inc.	NB 309	1069427
Corvus Gold Nevada Inc.	NB 310	1069428
Corvus Gold Nevada Inc.	NB 311	1069429
Corvus Gold Nevada Inc.	NB 312	1069430
Corvus Gold Nevada Inc.	NB 313	1069431
Corvus Gold Nevada Inc.	NB 314	1069432
Corvus Gold Nevada Inc.	NB 315	1069433
Corvus Gold Nevada Inc.	NB 316	1069434
Corvus Gold Nevada Inc.	NB 317	1069435

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB 318	1069436
Corvus Gold Nevada Inc.	NB 319	1069437
Corvus Gold Nevada Inc.	NB 320	1069438
Corvus Gold Nevada Inc.	NB 321	1069439
Corvus Gold Nevada Inc.	NB 322	1069440
Corvus Gold Nevada Inc.	NB 323	1069441
Corvus Gold Nevada Inc.	NB 324	1069442
Corvus Gold Nevada Inc.	NB 325	1069443
Corvus Gold Nevada Inc.	NB 326	1069444
Corvus Gold Nevada Inc.	NB 327	1069445
Corvus Gold Nevada Inc.	NB 328	1069446
Corvus Gold Nevada Inc.	NB 329	1069447
Corvus Gold Nevada Inc.	NB 330	1069448
Corvus Gold Nevada Inc.	NB 331	1069449
Corvus Gold Nevada Inc.	NB 332	1069450
Corvus Gold Nevada Inc.	NB 333	1069451
Corvus Gold Nevada Inc.	NB 334	1069452
Corvus Gold Nevada Inc.	NB 335	1069453
Corvus Gold Nevada Inc.	NB 336	1069454
Corvus Gold Nevada Inc.	NB 337	1069455
Corvus Gold Nevada Inc.	NB 338	1069456
Corvus Gold Nevada Inc.	NB 339	1069457
Corvus Gold Nevada Inc.	NB 340	1069458
Corvus Gold Nevada Inc.	NB 341	1069459
Corvus Gold Nevada Inc.	NB 342	1069460
Corvus Gold Nevada Inc.	NB 343	1069461
Corvus Gold Nevada Inc.	NB 344	1069462
Corvus Gold Nevada Inc.	NB 345	1069463
Corvus Gold Nevada Inc.	NB 346	1069464
Corvus Gold Nevada Inc.	NB 347	1069465
Corvus Gold Nevada Inc.	NB 348	1069466
Corvus Gold Nevada Inc.	NB 349	1069467
Corvus Gold Nevada Inc.	NB 350	1069468
Corvus Gold Nevada Inc.	NB 351	1069469
Corvus Gold Nevada Inc.	NB 352	1069470
Corvus Gold Nevada Inc.	NB 353	1069471
Corvus Gold Nevada Inc.	NB 354	1069472
Corvus Gold Nevada Inc.	NB 355	1069473
Corvus Gold Nevada Inc.	NB 356	1069474

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB 357	1069475
Corvus Gold Nevada Inc.	NB 358	1069476
Corvus Gold Nevada Inc.	NB 359	1069477
Corvus Gold Nevada Inc.	NB 360	1069478
Corvus Gold Nevada Inc.	NB 361	1069479
Corvus Gold Nevada Inc.	NB 362	1069480
Corvus Gold Nevada Inc.	NB 363	1069481
Corvus Gold Nevada Inc.	NB 364	1069482
Corvus Gold Nevada Inc.	NB 365	1069483
Corvus Gold Nevada Inc.	NB 366	1069484
Corvus Gold Nevada Inc.	NB 367	1069485
Corvus Gold Nevada Inc.	NB 368	1069486
Corvus Gold Nevada Inc.	NB 369	1069487
Corvus Gold Nevada Inc.	NB 370	1069488
Corvus Gold Nevada Inc.	NB 371	1069489
Corvus Gold Nevada Inc.	NB 372	1069490
Corvus Gold Nevada Inc.	NB 373	1069491
Corvus Gold Nevada Inc.	NB 374	1069492
Corvus Gold Nevada Inc.	NB 375	1069493
Corvus Gold Nevada Inc.	NB 376	1069494
Corvus Gold Nevada Inc.	NB 377	1069495
Corvus Gold Nevada Inc.	NB 378	1069496
Corvus Gold Nevada Inc.	NB 379	1069497
Corvus Gold Nevada Inc.	NB 380	1069498
Corvus Gold Nevada Inc.	NB 381	1069499
Corvus Gold Nevada Inc.	NB 382	1069500
Corvus Gold Nevada Inc.	NB 383	1069501
Corvus Gold Nevada Inc.	NB 384	1069502
Corvus Gold Nevada Inc.	NB 385	1069503
Corvus Gold Nevada Inc.	NB 386	1069504
Corvus Gold Nevada Inc.	NB 387	1069505
Corvus Gold Nevada Inc.	NB 388	1069506
Corvus Gold Nevada Inc.	NB 389	1069507
Corvus Gold Nevada Inc.	NB 390	1069508
Corvus Gold Nevada Inc.	NB 391	1069509
Corvus Gold Nevada Inc.	NB 392	1069510
Corvus Gold Nevada Inc.	NB 393	1069511
Corvus Gold Nevada Inc.	NB 394	1069512
Corvus Gold Nevada Inc.	NB 395	1069513

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB 396	1069514
Corvus Gold Nevada Inc.	NB 397	1069515
Corvus Gold Nevada Inc.	NB 398	1069516
Corvus Gold Nevada Inc.	NB 399	1069517
Corvus Gold Nevada Inc.	NB 400	1069518
Corvus Gold Nevada Inc.	NB 401	1069519
Corvus Gold Nevada Inc.	NB 402	1069520
Corvus Gold Nevada Inc.	NB 403	1069521
Corvus Gold Nevada Inc.	NB 404	1069522
Corvus Gold Nevada Inc.	NB 405	1069523
Corvus Gold Nevada Inc.	NB 406	1069524
Corvus Gold Nevada Inc.	NB 407	1069525
Corvus Gold Nevada Inc.	NB 408	1069526
Corvus Gold Nevada Inc.	NB 409	1069527
Corvus Gold Nevada Inc.	NB 410	1069528
Corvus Gold Nevada Inc.	NB 411	1069529
Corvus Gold Nevada Inc.	NB 412	1069530
Corvus Gold Nevada Inc.	NB 413	1069531
Corvus Gold Nevada Inc.	NB 414	1069532
Corvus Gold Nevada Inc.	NB 415	1069533
Corvus Gold Nevada Inc.	NB 416	1069534
Corvus Gold Nevada Inc.	NB 417	1069535
Corvus Gold Nevada Inc.	NB 418	1069536
Corvus Gold Nevada Inc.	NB 419	1069537
Corvus Gold Nevada Inc.	NB 420	1069538
Corvus Gold Nevada Inc.	NB 421	1069539
Corvus Gold Nevada Inc.	NB 422	1069540
Corvus Gold Nevada Inc.	NB 423	1069541
Corvus Gold Nevada Inc.	NB 424	1069542
Corvus Gold Nevada Inc.	NB 425	1069543
Corvus Gold Nevada Inc.	NB 426	1069544
Corvus Gold Nevada Inc.	NB 427	1069545
Corvus Gold Nevada Inc.	NB 428	1069546
Corvus Gold Nevada Inc.	NB 429	1069547
Corvus Gold Nevada Inc.	NB 430	1069548
Corvus Gold Nevada Inc.	NB 431	1069549
Corvus Gold Nevada Inc.	NB 432	1069550
Corvus Gold Nevada Inc.	NB 433	1069551
Corvus Gold Nevada Inc.	NB 434	1069552

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB 435	1069553
Corvus Gold Nevada Inc.	NB 436	1069554
Corvus Gold Nevada Inc.	NB 437	1069555
Corvus Gold Nevada Inc.	NB 438	1069556
Corvus Gold Nevada Inc.	NB 439	1069557
Corvus Gold Nevada Inc.	NB 440	1069558
Corvus Gold Nevada Inc.	NB 441	1069559
Corvus Gold Nevada Inc.	NB 442	1069560
Corvus Gold Nevada Inc.	NB 443	1069561
Corvus Gold Nevada Inc.	NB 444	1069562
Corvus Gold Nevada Inc.	NB 445	1069563
Corvus Gold Nevada Inc.	NB 446	1069564
Corvus Gold Nevada Inc.	NB 447	1069565
Corvus Gold Nevada Inc.	NB 448	1069566
Corvus Gold Nevada Inc.	NB 449	1069567
Corvus Gold Nevada Inc.	NB 450	1069568
Corvus Gold Nevada Inc.	NB 451	1069569
Corvus Gold Nevada Inc.	NB 452	1069570
Corvus Gold Nevada Inc.	NB 453	1069571
Corvus Gold Nevada Inc.	NB 454	1069572
Corvus Gold Nevada Inc.	NB 455	1069573
Corvus Gold Nevada Inc.	NB 456	1069574
Corvus Gold Nevada Inc.	NB 457	1069575
Corvus Gold Nevada Inc.	NB 458	1069576
Corvus Gold Nevada Inc.	NB 459	1069577
Corvus Gold Nevada Inc.	NB 460	1069578
Corvus Gold Nevada Inc.	NB 461	1069579
Corvus Gold Nevada Inc.	NB 462	1069580
Corvus Gold Nevada Inc.	NB 463	1069581
Corvus Gold Nevada Inc.	NB 464	1069582
Corvus Gold Nevada Inc.	NB 465	1069583
Corvus Gold Nevada Inc.	NB 466	1069584
Corvus Gold Nevada Inc.	NB 467	1069585
Corvus Gold Nevada Inc.	NB 468	1069586
Corvus Gold Nevada Inc.	NB 469	1069587
Corvus Gold Nevada Inc.	NB 470	1069588
Corvus Gold Nevada Inc.	NB 471	1069589
Corvus Gold Nevada Inc.	NB 472	1069590
Corvus Gold Nevada lnc.	NB 473	1069591

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB 474	1069592
Corvus Gold Nevada Inc.	NB 475	1069593
Corvus Gold Nevada Inc.	NB 476	1069594
Corvus Gold Nevada Inc.	NB 477	1069595
Corvus Gold Nevada Inc.	NB 478	1069596
Corvus Gold Nevada Inc.	NB 479	1069597
Corvus Gold Nevada Inc.	NB 480	1069598
Corvus Gold Nevada Inc.	NB 481	1069599
Corvus Gold Nevada Inc.	NB 482	1069600
Corvus Gold Nevada Inc.	NB 483	1069601
Corvus Gold Nevada Inc.	NB 484	1069602
Corvus Gold Nevada Inc.	NB 485	1069603
Corvus Gold Nevada Inc.	NB 486	1069604
Corvus Gold Nevada Inc.	NB 487	1069605
Corvus Gold Nevada Inc.	NB 488	1069606
Corvus Gold Nevada Inc.	NB 489	1069607
Corvus Gold Nevada Inc.	NB 490	1069608
Corvus Gold Nevada Inc.	NB 491	1069609
Corvus Gold Nevada Inc.	NB 492	1069610
Corvus Gold Nevada Inc.	NB 493	1069611
Corvus Gold Nevada Inc.	NB 494	1069612
Corvus Gold Nevada Inc.	NB 495	1069613
Corvus Gold Nevada Inc.	NB 496	1069614
Corvus Gold Nevada Inc.	NB 497	1069615
Corvus Gold Nevada Inc.	NB 498	1069616
Corvus Gold Nevada Inc.	NB 499	1069617
Corvus Gold Nevada Inc.	NB 500	1069618
Corvus Gold Nevada Inc.	NB 501	1069619
Corvus Gold Nevada Inc.	NB 502	1069620
Corvus Gold Nevada Inc.	NB 503	1069621
Corvus Gold Nevada Inc.	NB 504	1069622
Corvus Gold Nevada Inc.	NB 505	1069623
Corvus Gold Nevada Inc.	NB 506	1069624
Corvus Gold Nevada Inc.	NB 507	1069625
Corvus Gold Nevada Inc.	NB 508	1069626
Corvus Gold Nevada Inc.	NB 509	1069627
Corvus Gold Nevada Inc.	NB 510	1069628
Corvus Gold Nevada Inc.	NB-511	1078379
Corvus Gold Nevada Inc.	NB 512	1085130

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB 513	1085131
Corvus Gold Nevada Inc.	NB 514	1085132
Corvus Gold Nevada Inc.	NB 515	1085133
Corvus Gold Nevada Inc.	NB 516	1085134
Corvus Gold Nevada Inc.	NB 517	1085135
Corvus Gold Nevada Inc.	NB 518	1085136
Corvus Gold Nevada Inc.	NB 519	1085137
Corvus Gold Nevada Inc.	NB 520	1085138
Corvus Gold Nevada Inc.	NB 521	1085139
Corvus Gold Nevada Inc.	NB 522	1085140
Corvus Gold Nevada Inc.	NB 523	1085141
Corvus Gold Nevada Inc.	NB 524	1085142
Corvus Gold Nevada Inc.	NB 525	1085143
Corvus Gold Nevada Inc.	NB 526	1085144
Corvus Gold Nevada Inc.	NB 527	1085145
Corvus Gold Nevada Inc.	NB 528	1085146
Corvus Gold Nevada Inc.	NB 529	1085147
Corvus Gold Nevada Inc.	NB 530	1085148
Corvus Gold Nevada Inc.	NB 531	1085149
Corvus Gold Nevada Inc.	NB 532	1085150
Corvus Gold Nevada Inc.	NB 533	1085151
Corvus Gold Nevada Inc.	NB 534	1085152
Corvus Gold Nevada Inc.	NB 535	1085153
Corvus Gold Nevada Inc.	NB 536	1085154
Corvus Gold Nevada Inc.	NB 537	1085155
Corvus Gold Nevada Inc.	NB 538	1085156
Corvus Gold Nevada Inc.	NB 539	1085157
Corvus Gold Nevada Inc.	NB 540	1085158
Corvus Gold Nevada Inc.	NB 541	1085159
Corvus Gold Nevada Inc.	NB 542	1085160
Corvus Gold Nevada Inc.	NB 543	1085161
Corvus Gold Nevada Inc.	NB 544	1085162
Corvus Gold Nevada Inc.	NB 545	1085163
Corvus Gold Nevada Inc.	NB 546	1085164
Corvus Gold Nevada Inc.	NB 547	1085165
Corvus Gold Nevada Inc.	NB 548	1085166
Corvus Gold Nevada Inc.	NB 549	1085167
Corvus Gold Nevada Inc.	NB 550	1085168
Corvus Gold Nevada Inc.	NB 551	1085169

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB 552	1085170
Corvus Gold Nevada Inc.	NB 553	1085171
Corvus Gold Nevada Inc.	NB 554	1085172
Corvus Gold Nevada Inc.	NB 555	1085173
Corvus Gold Nevada Inc.	NB 556	1085174
Corvus Gold Nevada Inc.	NB 557	1085175
Corvus Gold Nevada Inc.	NB 558	1085176
Corvus Gold Nevada Inc.	NB 559	1085177
Corvus Gold Nevada Inc.	NB 560	1085178
Corvus Gold Nevada Inc.	NB 561	1085179
Corvus Gold Nevada Inc.	NB 562	1085180
Corvus Gold Nevada Inc.	NB 563	1085181
Corvus Gold Nevada Inc.	NB 564	1085182
Corvus Gold Nevada Inc.	NB 565	1085183
Corvus Gold Nevada Inc.	NB 566	1085184
Corvus Gold Nevada Inc.	NB 567	1085185
Corvus Gold Nevada Inc.	NB 568	1085186
Corvus Gold Nevada Inc.	NB 569	1085187
Corvus Gold Nevada Inc.	NB 570	1085188
Corvus Gold Nevada Inc.	NB 571	1085189
Corvus Gold Nevada Inc.	NB 572	1085190
Corvus Gold Nevada Inc.	NB 573	1085191
Corvus Gold Nevada Inc.	NB 574	1085192
Corvus Gold Nevada Inc.	NB 575	1085193
Corvus Gold Nevada Inc.	NB 576	1085194
Corvus Gold Nevada Inc.	NB 577	1085195
Corvus Gold Nevada Inc.	NB 578	1085196
Corvus Gold Nevada Inc.	NB 579	1085197
Corvus Gold Nevada Inc.	NB 580	1085198
Corvus Gold Nevada Inc.	NB 581	1085199
Corvus Gold Nevada Inc.	NB 582	1085200
Corvus Gold Nevada Inc.	NB 583	1085201
Corvus Gold Nevada Inc.	NB 584	1085202
Corvus Gold Nevada Inc.	NB 585	1085203
Corvus Gold Nevada Inc.	NB 586	1085204
Corvus Gold Nevada Inc.	NB 587	1085205
Corvus Gold Nevada Inc.	NB 588	1085206
Corvus Gold Nevada Inc.	NB 589	1085207
Corvus Gold Nevada Inc.	NB 590	1085208

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada lnc.	NB 591	1085209
Corvus Gold Nevada Inc.	NB 592	1085210
Corvus Gold Nevada Inc.	NB 593	1085211
Corvus Gold Nevada Inc.	NB 594	1085212
Corvus Gold Nevada Inc.	NB 595	1085213
Corvus Gold Nevada Inc.	NB 596	1085214
Corvus Gold Nevada Inc.	NB 597	1085215
Corvus Gold Nevada Inc.	NB 598	1085216
Corvus Gold Nevada Inc.	NB 599	1085217
Corvus Gold Nevada Inc.	NB 600	1085218
Corvus Gold Nevada Inc.	NB 601	1085219
Corvus Gold Nevada Inc.	NB 602	1085220
Corvus Gold Nevada Inc.	NB 603	1085221
Corvus Gold Nevada Inc.	NB 604	1085222
Corvus Gold Nevada Inc.	NB 605	1085223
Corvus Gold Nevada Inc.	NB 606	1085224
Corvus Gold Nevada Inc.	NB 607	1085225
Corvus Gold Nevada Inc.	NB 608	1085226
Corvus Gold Nevada Inc.	NB 609	1085227
Corvus Gold Nevada Inc.	NB 610	1085228
Corvus Gold Nevada Inc.	NB 611	1085229
Corvus Gold Nevada Inc.	NB 612	1085230
Corvus Gold Nevada Inc.	NB 613	1085231
Corvus Gold Nevada Inc.	NB 614	1085232
Corvus Gold Nevada Inc.	NB 615	1085233
Corvus Gold Nevada Inc.	NB 616	1085234
Corvus Gold Nevada Inc.	NB 617	1085235
Corvus Gold Nevada Inc.	NB 618	1085236
Corvus Gold Nevada Inc.	NB 619	1085237
Corvus Gold Nevada Inc.	NB 620	1085238
Corvus Gold Nevada Inc.	NB 621	1085239
Corvus Gold Nevada Inc.	NB 622	1085240
Corvus Gold Nevada Inc.	NB 623	1085241
Corvus Gold Nevada Inc.	NB 624	1085242
Corvus Gold Nevada Inc.	NB 625	1085243
Corvus Gold Nevada Inc.	NB 626	1085244
Corvus Gold Nevada Inc.	NB 627	1085245
Corvus Gold Nevada Inc.	NB 628	1085246
Corvus Gold Nevada Inc.	NB 629	1085247

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB 630	1085248
Corvus Gold Nevada Inc.	NB 631	1085249
Corvus Gold Nevada Inc.	NB 632	1085250
Corvus Gold Nevada Inc.	NB 633	1085251
Corvus Gold Nevada Inc.	NB 634	1085252
Corvus Gold Nevada Inc.	NB 635	1085253
Corvus Gold Nevada Inc.	NB 636	1085254
Corvus Gold Nevada Inc.	NB 637	1085255
Corvus Gold Nevada Inc.	NB 638	1085256
Corvus Gold Nevada Inc.	NB 639	1085257
Corvus Gold Nevada Inc.	NB 640	1085258
Corvus Gold Nevada Inc.	NB 641	1085259
Corvus Gold Nevada Inc.	NB 642	1085260
Corvus Gold Nevada Inc.	NB 643	1085261
Corvus Gold Nevada Inc.	NB 644	1085262
Corvus Gold Nevada Inc.	NB 645	1085263
Corvus Gold Nevada Inc.	NB 646	1085264
Corvus Gold Nevada Inc.	NB 647	1085265
Corvus Gold Nevada Inc.	NB 648	1085266
Corvus Gold Nevada Inc.	NB 649	1085267
Corvus Gold Nevada Inc.	NB 650	1085268
Corvus Gold Nevada Inc.	NB 651	1085269
Corvus Gold Nevada Inc.	NB 652	1085270
Corvus Gold Nevada Inc.	NB 653	1085271
Corvus Gold Nevada Inc.	NB 654	1085272
Corvus Gold Nevada Inc.	NB 655	1085273
Corvus Gold Nevada Inc.	NB 656	1085274
Corvus Gold Nevada Inc.	NB 657	1085275
Corvus Gold Nevada Inc.	NB 658	1085276
Corvus Gold Nevada Inc.	NB 659	1085277
Corvus Gold Nevada Inc.	NB 660	1085278
Corvus Gold Nevada Inc.	NB 661	1085279
Corvus Gold Nevada Inc.	NB 662	1085280
Corvus Gold Nevada Inc.	NB 663	1085281
Corvus Gold Nevada Inc.	NB 664	1085282
Corvus Gold Nevada Inc.	NB 665	1085283
Corvus Gold Nevada Inc.	NB 666	1085284
Corvus Gold Nevada Inc.	NB 667	1085285
Corvus Gold Nevada Inc.	NB 668	1085286

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB 669	1085287
Corvus Gold Nevada Inc.	NB 670	1085288
Corvus Gold Nevada Inc.	NB 671	1085289
Corvus Gold Nevada Inc.	NB 672	1085290
Corvus Gold Nevada Inc.	NB 673	1085291
Corvus Gold Nevada Inc.	NB 674	1085292
Corvus Gold Nevada Inc.	NB 675	1085293
Corvus Gold Nevada Inc.	NB 676	1085294
Corvus Gold Nevada Inc.	NB 677	1085295
Corvus Gold Nevada Inc.	NB 678	1085296
Corvus Gold Nevada Inc.	NB 679	1085297
Corvus Gold Nevada Inc.	NB 680	1085298
Corvus Gold Nevada Inc.	NB 681	1085299
Corvus Gold Nevada Inc.	NB 682	1085300
Corvus Gold Nevada Inc.	NB 683	1085301
Corvus Gold Nevada Inc.	NB 684	1085302
Corvus Gold Nevada Inc.	NB 685	1085303
Corvus Gold Nevada Inc.	NB 686	1085304
Corvus Gold Nevada Inc.	NB 687	1085305
Corvus Gold Nevada Inc.	NB 688	1085306
Corvus Gold Nevada Inc.	NB 689	1085307
Corvus Gold Nevada Inc.	NB 690	1085308
Corvus Gold Nevada Inc.	NB 691	1085309
Corvus Gold Nevada Inc.	NB 692	1085310
Corvus Gold Nevada Inc.	NB 693	1085311
Corvus Gold Nevada Inc.	NB 694	1085312
Corvus Gold Nevada Inc.	NB 695	1085313
Corvus Gold Nevada Inc.	NB 696	1085314
Corvus Gold Nevada Inc.	NB 697	1085315
Corvus Gold Nevada Inc.	NB 698	1085316
Corvus Gold Nevada Inc.	NB 699	1085317
Corvus Gold Nevada Inc.	NB 700	1085318
Corvus Gold Nevada Inc.	NB 701	1085319
Corvus Gold Nevada Inc.	NB 702	1085320
Corvus Gold Nevada Inc.	NB 703	1085321
Corvus Gold Nevada Inc.	NB 704	1085322
Corvus Gold Nevada Inc.	NB 705	1085323
Corvus Gold Nevada Inc.	NB 706	1085324
Corvus Gold Nevada Inc.	NB 707	1085325

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB 708	1085326
Corvus Gold Nevada Inc.	NB 709	1085327
Corvus Gold Nevada Inc.	NB 710	1085328
Corvus Gold Nevada Inc.	NB 711	1085329
Corvus Gold Nevada Inc.	NB 712	1085330
Corvus Gold Nevada Inc.	NB 713	1085331
Corvus Gold Nevada Inc.	NB 714	1085332
Corvus Gold Nevada Inc.	NB 715	1085333
Corvus Gold Nevada Inc.	NB 716	1085334
Corvus Gold Nevada Inc.	NB 717	1085335
Corvus Gold Nevada Inc.	NB 718	1085336
Corvus Gold Nevada Inc.	NB 719	1085337
Corvus Gold Nevada Inc.	NB 720	1085338
Corvus Gold Nevada Inc.	NB 721	1085339
Corvus Gold Nevada Inc.	NB 722	1085340
Corvus Gold Nevada Inc.	NB 723	1085341
Corvus Gold Nevada Inc.	NB 724	1085342
Corvus Gold Nevada Inc.	NB 725	1085343
Corvus Gold Nevada Inc.	NB 726	1085344
Corvus Gold Nevada Inc.	NB 727	1085345
Corvus Gold Nevada Inc.	NB 728	1085346
Corvus Gold Nevada Inc.	NB 729	1085347
Corvus Gold Nevada Inc.	NB 730	1085348
Corvus Gold Nevada Inc.	NB 731	1085349
Corvus Gold Nevada Inc.	NB 732	1085350
Corvus Gold Nevada Inc.	NB 733	1085351
Corvus Gold Nevada Inc.	NB 734	1085352
Corvus Gold Nevada Inc.	NB 735	1085353
Corvus Gold Nevada Inc.	NB 736	1085354
Corvus Gold Nevada Inc.	NB 737	1085355
Corvus Gold Nevada Inc.	NB 738	1085356
Corvus Gold Nevada Inc.	NB 739	1085357
Corvus Gold Nevada Inc.	NB 740	1085358
Corvus Gold Nevada Inc.	NB 741	1085359
Corvus Gold Nevada Inc.	NB 742	1085360
Corvus Gold Nevada Inc.	NB 743	1085361
Corvus Gold Nevada Inc.	NB 744	1085362
Corvus Gold Nevada Inc.	NB 745	1085363
Corvus Gold Nevada Inc.	NB 746	1085364

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB 747	1085365
Corvus Gold Nevada Inc.	NB 748	1085366
Corvus Gold Nevada Inc.	NB 749	1085367
Corvus Gold Nevada Inc.	NB 750	1085368
Corvus Gold Nevada Inc.	NB 751	1085369
Corvus Gold Nevada Inc.	NB 752	1085370
Corvus Gold Nevada Inc.	NB 753	1085371
Corvus Gold Nevada Inc.	NB 754	1085372
Corvus Gold Nevada Inc.	NB 755	1085373
Corvus Gold Nevada Inc.	NB 756	1085374
Corvus Gold Nevada Inc.	NB 757	1085375
Corvus Gold Nevada Inc.	NB 758	1085376
Corvus Gold Nevada Inc.	NB 759	1085377
Corvus Gold Nevada Inc.	NB 760	1085378
Corvus Gold Nevada Inc.	NB 761	1085379
Corvus Gold Nevada Inc.	NB 762	1085380
Corvus Gold Nevada Inc.	NB 763	1085381
Corvus Gold Nevada Inc.	NB 764	1085382
Corvus Gold Nevada Inc.	NB 765	1085383
Corvus Gold Nevada Inc.	NB 766	1085384
Corvus Gold Nevada Inc.	NB 767	1085385
Corvus Gold Nevada Inc.	NB 768	1085386
Corvus Gold Nevada Inc.	NB 769	1085387
Corvus Gold Nevada Inc.	NB 770	1085388
Corvus Gold Nevada Inc.	NB 771	1085389
Corvus Gold Nevada Inc.	NB 772	1085390
Corvus Gold Nevada Inc.	NB 773	1085391
Corvus Gold Nevada Inc.	NB 774	1085392
Corvus Gold Nevada Inc.	NB 775	1085393
Corvus Gold Nevada Inc.	NB 776	1085394
Corvus Gold Nevada Inc.	NB 777	1085395
Corvus Gold Nevada Inc.	NB 778	1085396
Corvus Gold Nevada Inc.	NB 779	1085397
Corvus Gold Nevada Inc.	NB 780	1085398
Corvus Gold Nevada Inc.	NB 781	1085399
Corvus Gold Nevada Inc:	NB 782	1085400
Corvus Gold Nevada Inc.	NB 783	1085401
Corvus Gold Nevada Inc.	NB 784	1085402
Corvus Gold Nevada Inc.	NB 785	1085403

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB 786	1085404
Corvus Gold Nevada Inc.	NB 787	1085405
Corvus Gold Nevada Inc.	NB 788	1085406
Corvus Gold Nevada Inc.	NB 789	1085407
Corvus Gold Nevada Inc.	NB 790	1085408
Corvus Gold Nevada Inc.	NB 791	1085409
Corvus Gold Nevada Inc.	NB 792	1085410
Corvus Gold Nevada Inc.	NB 793	1085411
Corvus Gold Nevada Inc.	NB 794	1085412
Corvus Gold Nevada Inc.	NB 795	1085413
Corvus Gold Nevada Inc.	NB 796	1085414
Corvus Gold Nevada Inc.	NB 797	1085415
Corvus Gold Nevada Inc.	NB 798	1085416
Corvus Gold Nevada Inc.	NB 799	1085417
Corvus Gold Nevada Inc.	NB 800	1085418
Corvus Gold Nevada Inc.	NB 801	1085419
Corvus Gold Nevada Inc.	NB 802	1085420
Corvus Gold Nevada Inc.	NB 803	1085421
Corvus Gold Nevada Inc.	NB 804	1085422
Corvus Gold Nevada Inc.	NB 805	1085423
Corvus Gold Nevada Inc.	NB 806	1085424
Corvus Gold Nevada Inc.	NB 807	1085425
Corvus Gold Nevada Inc.	NB 808	1085426
Corvus Gold Nevada Inc.	NB 809	1109343
Corvus Gold Nevada Inc.	NB 810	1109344
Corvus Gold Nevada Inc.	NB 811	1109345
Corvus Gold Nevada Inc.	NB 812	1109346
Corvus Gold Nevada Inc.	NB 813	1109347
Corvus Gold Nevada Inc.	NB 814	1109348
Corvus Gold Nevada Inc.	NB 815	1109349
Corvus Gold Nevada Inc.	NB 816	1109350
Corvus Gold Nevada Inc.	NB 817	1109351
Corvus Gold Nevada Inc.	NB 818	1109352
Corvus Gold Nevada Inc.	NB 819	1109353
Corvus Gold Nevada Inc.	NB 820	1109354
Corvus Gold Nevada Inc.	NB 821	1109355
Corvus Gold Nevada Inc.	NB 822	1109356
Corvus Gold Nevada Inc.	NB 823	1109357
Corvus Gold Nevada Inc.	NB 824	1109358

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB 825	1109359
Corvus Gold Nevada Inc.	NB 826	1109360
Corvus Gold Nevada Inc.	NB 827	1109361
Corvus Gold Nevada Inc.	NB 828	1109362
Corvus Gold Nevada Inc.	NB 829	1109363
Corvus Gold Nevada Inc.	NB 830	1109364
Corvus Gold Nevada Inc.	NB 831	1109365
Corvus Gold Nevada Inc.	NB 832	1109366
Corvus Gold Nevada Inc.	NB 833	1109367
Corvus Gold Nevada Inc.	NB 834	1109368
Corvus Gold Nevada Inc.	NB 835	1109369
Corvus Gold Nevada Inc.	NB 836	1109370
Corvus Gold Nevada Inc.	NB 837	1109371
Corvus Gold Nevada Inc.	NB 838	1109372
Corvus Gold Nevada Inc.	NB 839	1109373
Corvus Gold Nevada Inc.	NB 840	1109374
Corvus Gold Nevada Inc.	NB 841	1109375
Corvus Gold Nevada Inc.	NB 842	1109376
Corvus Gold Nevada Inc.	NB 843	1109377
Corvus Gold Nevada Inc.	NB 844	1109378
Corvus Gold Nevada Inc.	NB 845	1109379
Corvus Gold Nevada Inc.	NB 846	1109380
Corvus Gold Nevada Inc.	NB 847	1109381
Corvus Gold Nevada Inc.	NB 848	1109382
Corvus Gold Nevada Inc.	NB 849	1109383
Corvus Gold Nevada Inc.	NB 850	1109384
Corvus Gold Nevada Inc.	NB 851	1109385
Corvus Gold Nevada Inc.	NB 852	1109386
Corvus Gold Nevada Inc.	NB 853	1109387
Corvus Gold Nevada Inc.	NB 854	1109388
Corvus Gold Nevada Inc.	NB 855	1109389
Corvus Gold Nevada Inc.	NB 856	1109390
Corvus Gold Nevada Inc.	NB 857	1109391
Corvus Gold Nevada Inc.	NB 858	1109392
Corvus Gold Nevada Inc.	NB 859	1109393
Corvus Gold Nevada Inc.	NB 860	1109394
Corvus Gold Nevada Inc.	NB 861	1109395
Corvus Gold Nevada Inc.	NB 862	1109396
Corvus Gold Nevada Inc.	NB 863	1109397

Land Holder	Claim / Parcel Name	BLM Serial No.
Corvus Gold Nevada Inc.	NB 864	1109398
Corvus Gold Nevada Inc.	NB 865	1109399

Table A-2 Private land leases comprising part of the North Bullfrog Property, Nye County Nevada

Lessor	Patented Claim Name	BLM Serial No.

Gregory	Jim Dandy	448055
Hall	Gold Basin	330227
Hall	Savage	330227
Hall	Savage 2	330227
Kolo Corp	Black Jack	163170
Kolo Corp	ZuZu	261838
Kolo Corp	Yellow Rose	369130
Kolo Corp	Yellow Rose No. 1	369130
Milliken	Indiana 1	245488
Milliken	Indiana 2	245488
Milliken	Indiana 3	245488
Pritchard	Banker’s Life	493623
Pritchard	Bimettalic 1	46204
Pritchard	Bimettalic 2	46204
Pritchard	Bimettalic 3	46205
Pritchard	Bluff	493623
Pritchard	Conservative	611953
Pritchard	KK1	504301
Pritchard	Mutual	493623
Pritchard	Penn Mutual	493623
Pritchard	Prudential	493623
Pritchard	Sunrise 1	114544
Pritchard	Sunrise 2	114544
Lunar Landing LLC	Dewey Bailey	269019
Lunar Landing LLC	Four Aces	269019
Lunar Landing LLC	Parson Haskins	269019
Lunar Landing LLC	Bull Con	269019
Lunar Landing LLC	Ugly	296019
Lunar Landing LLC	Hardtack	341527
Lunar Landing LLC	Connection Mine	342533

Lessor	Patented Claim Name	BLM Serial No.
Lunar Landing LLC	Equity	342533
Lunar Landing LLC	Geraldine 3	342533
Lunar Landing LLC	Grey Eagle 2	342533
Lunar Landing LLC	Grey Eagle 4	342533
Lunar Landing LLC	Vinegarroan	342533
Lunar Landing LLC	Sunflower	369130
Lunar Landing LLC	Sunflower No. 1	369130
Lunar Landing LLC	Sunflower No. 2	369130
Greenspun	Mayflower Lode Mining Claim	2548
Greenspun	Mayflower No. 1 Lode Mining Claim	2548
Greenspun	Mayflower No. 2 Lode Mining Claim	2548
Greenspun	Mayflower No. 3 Lode Mining Claim	2548
Greenspun	Moonlight Lode Mining Claim	2640
Greenspun	Moonlight No. 1 Lode Mining Claim	2640
Greenspun	Moonlight No. 2 Lode Mining Claim	2640
Greenspun	Starlight No. 4 Lode Mining Claim	2640
Greenspun	Starlight No. 5 Lode Mining Claim	2640
Greenspun	Starlight No. 6 Lode Mining Claim	2640
Greenspun	Starlight No. 7 Lode Mining Claim	2640
Sussman	Jolly Jane	402672
Sussman	Valley View	402672

MOTHER LODE PROPERTY HOLDINGS

Corvus Gold Nevada Inc. owns 100% of the Mother Lode Property located in Nye County, NV approximately 6 miles from the community of Beatty and immediately east of Highway 95. The property consists of Federal mining claims forming the Mother Lode claim group, the ME claim group and the MN claim group which are listed in the Table A-3. Figure A-2 shows the external property boundary with the extent of the Federal mining claims (blue lines) superimposed on a land image.

Figure A-2 Map of Mother Lode Property boundaries showing areas of Federal mining claims listed in Table A-3

Table A-3 List of Federal mining claims comprising the Mother Lode Property, Nye County Nevada

Land Holder	Federal Claim Name	BLM Serial No.
- Corvus Gold Nevada Inc.	Mother Lode Group Claims BVC #2	‑ NMC352232
Corvus Gold Nevada Inc.	BVC #5698	NMC262791
Corvus Gold Nevada Inc.	BVC #5697	NMC262790

Land Holder	Federal Claim Name	BLM Serial No.
Corvus Gold Nevada Inc.	BVC #5696	NMC262789
Corvus Gold Nevada Inc.	Mother Lode #20	NMC264633
Corvus Gold Nevada Inc.	Mother Lode #15	NMC264628
Corvus Gold Nevada Inc.	MF 19	NMC699021
Corvus Gold Nevada Inc.	MF 17	NMC699019
Corvus Gold Nevada Inc.	MF 15	NMC699017
Corvus Gold Nevada Inc.	TWE 44	NMC685495
Corvus Gold Nevada Inc.	TWE 43	NMC685494
Corvus Gold Nevada Inc.	TWE 42	NMC685493
Corvus Gold Nevada Inc.	TWE 41	NMC685492
-	MN Group Claims	‑
Corvus Gold Nevada Inc.	MN-01	NMC1143463
Corvus Gold Nevada Inc.	MN-02	NMCI 143464
Corvus Gold Nevada Inc.	MN-03	NMC1143465
Corvus Gold Nevada Inc.	MN-04	NMC1143466
Corvus Gold Nevada Inc.	MN-05	NMC1143467
Corvus Gold Nevada Inc.	MN-06	NMC1143468
Corvus Gold Nevada Inc.	MN-07	NMC1143469
Corvus Gold Nevada Inc.	MN-08	NMC1143470
Corvus Gold Nevada Inc.	MN-09	NMC1143471
Corvus Gold Nevada Inc.	MN-10	NMCI 143472
Corvus Gold Nevada Inc.	MN-11	NMC1143473
Corvus Gold Nevada Inc.	MN-12	NMC1143474
Corvus Gold Nevada Inc.	MN-13	NMCI 143475
Corvus Gold Nevada Inc.	MN-14	NMCI 143476
Corvus Gold Nevada Inc.	MN-15	NMC1143477
Corvus Gold Nevada Inc.	MN-16	NMC1143478
Corvus Gold Nevada Inc.	MN-17	NMC1143479
Corvus Gold Nevada Inc.	MN-I8	NMC1143480
Corvus Gold Nevada Inc.	MN-19	NMC1143481
Corvus Gold Nevada Inc.	MN-20	NMC1143482
Corvus Gold Nevada Inc.	MN-21	NMCI 143483
Corvus Gold Nevada Inc.	MN-22	NMCI 143484
Corvus Gold Nevada Inc.	MN-23	NMCI 143485
Corvus Gold Nevada Inc.	MN-24	NMC1143486
Corvus Gold Nevada Inc.	MN-25	NMCI 143487
Corvus Gold Nevada Inc.	MN-26	NMCI 143488
Corvus Gold Nevada Inc.	MN-27	NMC1143489
Corvus Gold Nevada Inc.	MN-28	NMC1143490
Corvus Gold Nevada Inc.	MN-29	NMC1143491

Land Holder	Federal Claim Name	BLM Serial No.
Corvus Gold Nevada Inc.	MN-30	NMC1143492
-	ME Group Claims	-
Corvus Gold Nevada Inc.	ME-01	NMC1143493
Corvus Gold Nevada Inc.	ME-02	NMC1143494
Corvus Gold Nevada Inc.	ME-03	NMC1143495
Corvus Gold Nevada Inc.	ME-04	NMC1143496
Corvus Gold Nevada Inc.	ME-05	NMC1143497
Corvus Gold Nevada Inc.	ME-06	NMCI 143498
Corvus Gold Nevada Inc.	ME-07	NMC1143499
Corvus Gold Nevada Inc.	ME-08	NMC1143500
Corvus Gold Nevada Inc.	ME-09	NMC1143501
Corvus Gold Nevada Inc.	ME-10	NMC1143502
Corvus Gold Nevada Inc.	ME-11	NMC1143503
Corvus Gold Nevada Inc.	ME-12	NMC1143504
Corvus Gold Nevada Inc.	ME-13	NMC1143505
Corvus Gold Nevada Inc.	ME-14	NMC1143506
Corvus Gold Nevada Inc.	ME-15	NMC1143507
Corvus Gold Nevada Inc.	ME-16	NMC1143508
Corvus Gold Nevada Inc.	ME-17	NMC1143509
Corvus Gold Nevada Inc.	ME-18	NMC1143510
Corvus Gold Nevada Inc.	ME-19	NMC1143511
Corvus Gold Nevada Inc.	ME-20	NMC1143512
Corvus Gold Nevada Inc.	ME-21	NMC1143513
Corvus Gold Nevada Inc.	ME-22	NMC1143514